UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2025

Contango Ore, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35770	27-3431051
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

516 2nd Avenue Suite 401
Fairbanks, Alaska		99701
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (907) 888-4273

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 per share	CTGO	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08 Shareholder Director Nominations

To the extent applicable, the information in Item 8.01 of this Form 8-K is incorporated by reference into this Item 5.08.

Item 8.01 Other Events.

On April 17, 2025, Contango ORE, Inc. (the “Company”) announced that it had nominated two new independent directors to its board of directors (the “Board”) and determined that it will hold its 2025 Annual Meeting of Stockholders (the “Annual Meeting”) virtually on Tuesday, June 10, 2025 at 10:00 am Central Time. The notice of the Annual Meeting and proxy materials will be sent to stockholders of record as of the close of business on April 11, 2025.

Pursuant to Rule 14a-5(f) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), because the Company did not hold a 2024 Annual Meeting of Stockholders, the Company is hereby providing notice of the deadlines for submission of stockholder proposals and nominations of individuals for election to the Board.

Stockholders of the Company who wish to have a proposal considered for inclusion in the Company’s proxy materials for the Annual Meeting pursuant to Rule 14a-8 of the Exchange Act must ensure that proper written notice thereof is delivered to: Corporate Secretary, Contango ORE, Inc., 516, 2nd Avenue, Suite 401, Fairbanks, Alaska 99701, no later than the close of business on April 28, 2025, which the Company has determined to be a reasonable time before it begins to print and send its proxy materials for the Annual Meeting. Any such proposal must also meet the requirements set forth in the rules and regulations of the Securities and Exchange Commission (the “SEC”) and the Company’s bylaws (as amended, the “Bylaws”) in order to be eligible for inclusion in the proxy materials for the Annual Meeting.

In addition, in accordance with the requirements contained in the Company’s Bylaws, stockholders of the Company who wish to bring business before the Annual Meeting or nominate a person for election as a director, outside of Rule 14a-8 of the Exchange Act, must ensure that proper written notice of such proposal (including all information specified in the Company’s Bylaws) is received by the Company’s Corporate Secretary at the address specified above no later than the close of business on April 28, 2025. Any such proposal or nomination must also meet the requirements set forth in the rules and regulations of the SEC and the Company’s Bylaws.

On April 17, 2025, the Company issued a press release announcing the nomination of two new independent directors to its Board and the date of its Annual Meeting. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press Release of the Company, dated April 17, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTANGO ORE, INC.

Date:	April 17, 2025	By:	/s/ Mike Clark
Chief Financial Officer and Secretary